SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 2004 (JUNE 15, 2004)

COMMISSION FILE NUMBER 0-25356

P-COM, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	77-0289371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3175 S. WINCHESTER BOULEVARD
CAMPBELL, CA 95008
(408) 866-3666

(Address, Including Zip Code, and Telephone Number, Including Area
Code, of Registrant’s Principal Executive Offices)

Item 5. Other Events.

On June 15, 2004, P-Com issued a press release announcing the restructuring of its Italian operations conducted by P-Com Italia S.p.A. The June 15, 2004 press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1   News release of P-Com, Inc. dated June 15, 2004 to report the restructuring of
P-Com’s Italian operations conducted by P-Com Italia S.p.A.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

P-COM, INC.

By:	/s/ Sam Smookler
Sam Smookler President and Chief Executive Officer
Date: June 15, 2004

EXHIBIT INDEX

Exhibit      Description
Exhibit 99.1   News release of P-Com, Inc. dated June 15, 2004 to report the restructuring of its
Italian operations conducted by P-Com Italia S.p.A.